Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to the requirement set forth in Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. §1350), each of the undersigned hereby certifies in her or his capacity as an officer of Lyell Immunopharma, Inc, Inc. (the “Company”), that, to the best of her or his knowledge:

(1)the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, to which this Certification is attached as Exhibit 32.1 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Exchange Act; and

(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ LYNN SEELY
Lynn Seely, M.D.
President and Chief Executive Officer (Principal Executive Officer)

Date: February 28, 2023

By:	/s/ CHARLES NEWTON
Charles Newton
Chief Financial Officer (Principal Financial and Accounting Officer)

Date: February 28, 2023